UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 17, 2023
Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity:  0001630690
JPMBB Commercial Mortgage Securities Trust 2015-C27
(Exact name of issuing entity)

Central Index Key Number of the registrant:  0001013611
J.P. Morgan Chase Commercial Mortgage Securities Corp.
(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor:  0000835271
JPMorgan Chase Bank, National Association
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0000312070
Barclays Bank PLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001682523
Starwood Mortgage Funding II LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001567746
Redwood Commercial Mortgage Corporation
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001587045
RAIT Funding, LLC
(Exact name of sponsor as specified in its charter)

New York	333-190246-12	38-3952111 38-3952112 38-7127951
(State or other jurisdiction of incorporation of issuing entity)	(Commission File Number of issuing entity)	(I.R.S. Employer Identification Numbers)

c/o Computershare Trust Company, N.A., as agent for
Wells Fargo Bank, National Association
9062 Old Annapolis Road
Columbia, MD 21045

(Address of principal executive offices of the issuing entity)

(212) 272-8363
Registrant's Telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised Financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01 Other Events.

The Outlet Shoppes of the Bluegrass Mortgage Loan, which constituted approximately 3.9% of the asset pool of the issuing entity as of its cut-off date, is an asset of the issuing entity and is part of a loan combination that is being serviced and administered under the pooling and servicing agreement, dated as of December 1, 2014 relating to the JPMBB Commercial Mortgage Securities Trust 2014-C26 filed as Exhibit 4.2 to the registrant’s Current Report on Form 8-K filed on February 25, 2015 (the “JPMBB 2014-C26 PSA”).  Pursuant to Section 7.01(d) of the JPMBB 2014-C26 PSA, Midland Loan Services, a Division of PNC Bank, National Association, a national banking association, was removed as special servicer of The Outlet Shoppes of the Bluegrass Mortgage Loan and CWCapital Asset Management LLC (“CWCAM”), a Delaware limited liability company, was appointed as the successor special servicer of The Outlet Shoppes of the Bluegrass Mortgage Loan under the JPMBB 2014-C26 PSA.

In the interest of transaction management, this Current Report on Form 8-K is being filed to record that, effective as of November 17, 2023, The Outlet Shoppes of the Bluegrass Mortgage Loan will be specially serviced, if necessary, pursuant to the JPMBB 2014-C26 PSA, by CWCAM.  CWCAM maintains a servicing office at 900 19th Street NW, 8th Floor, Washington, D.C. 20006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
(Depositor)

/s/ John Miller
John Miller, Executive Director

Date:  November 17, 2023